UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________

Form 8-K
_____________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported): January 20, 2017

Sierra Monitor Corporation
(Exact Name of Registrant as Specified in Charter)

CALIFORNIA	000-7441	95-2481914
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1991 Tarob Court, Milpitas, California 95035
(Address of Principal Executive Offices) (Zip Code)

408-262-6611
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01. Financial Statements and Exhibits.

Press Release of Sierra Monitor Corporation dated January 20, 2017

(d) Exhibits

Press Release of Sierra Monitor Corporation dated January 20, 2017

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Sierra Monitor Corporation

Date: January 20, 2017	By:	/s/ Varun Nagaraj
Varun Nagaraj
President and CEO

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release of Sierra Monitor Corporation dated January 20, 2017